                                                                  EXHIBIT 10.4.1



                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT


                  This agreement dated as of April 17, 2002 shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of December 31, 2001, by and among Digital Descriptor Systems, Inc., a Delaware corporation with its headquarters located at 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030, and each of the purchasers set forth in the Agreement.

                  1. The undersigned parties hereby agree to change the reference in Section 4(l) of the Agreement from "ten (10) business days" to "five (5) days."

                  2. All other provisions of the Agreement shall remain in full force and effect.

ACCEPTED AND AGREED:

DIGITAL DESCRIPTOR SYSTEMS, INC.


By: /s/ Michael J. Pellegrino
    -------------------------
    Michael J. Pellegrino
    Vice President and Chief Financial Officer


BRISTOL INVESTMENT FUND, LTD.


By: /s/ Diana Derycz Kessler
    ------------------------
    Diana Derycz Kessler
    Director


AJW PARTNERS, LLC
By: SMS Group, LLC


By: /s/  Corey S. Ribotsky
    ----------------------
    Corey S. Ribotsky
    Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC


By: /s/ Corey S. Ribotsky
    ---------------------
    Corey S. Ribotsky
    Manager